UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

TABLE OF CONTENTS

Shareholders’ Letter	1

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Long/Short Fund (“the Fund”) for the fiscal year from November 1, 2013 through October 31, 2014.

FUND PERFORMANCE REVIEW

For the fiscal year ending October 31, 2014, the Fund Investor Shares returned +7.32% and the Institutional Shares returned +7.57%, net of all fees and expenses respectively. For the fiscal year, the Fund’s weighted average gross exposure was 155.6% and weighted average net exposure 81.6%. At October 31st, the fiscal year ending gross exposure was 133.2% and the net exposure was approximately 76.8%.

For the fiscal year ending October 31, 2014, on a gross of fee basis, the Fund’s long positions contributed +16.2% to performance, while the short side of the portfolio contributed -7.0%, thus producing gross performance of +9.2%. Given the strong performance of real estate stocks in calendar year-to-date 2014, the short side of the portfolio was not able to positively contribute to performance. From a regional perspective, the Americas Region generated +9.3% to gross performance, the European Region generated +1.0% to gross performance, and the Asia-Pacific Region generated -1.1% to gross performance. Key contributors to the Fund’s positive performance included a weighted average net long exposure of +23.1% to U.S. office stocks which generated +5.1% gross performance to the Fund and a weighted average net long exposure of +13.1% to the U.S. apartment sector which generated +4.6% gross performance to the Fund. The largest exposure detractor to performance was a +5.0% weighted average net long position to the negative performing Japanese real estate stocks, down -9.7% on average in USD for calendar year 2014 through October, which produced a -1.4% gross performance for the Fund. Given the positive performance in real estate stocks for calendar year 2014 through the end of October, from a net exposure management perspective, we enhanced the Fund’s fiscal year performance by: 1.) Increasing the Fund’s U.S. exposure when U.S. real estate stocks were grinding during calendar fourth quarter of 2013 and into early 2014 (US exposure increased from 62.5% at 11/1/13 to 70.7% by 3/31/14); 2.) Maintaining the Fund’s net exposure to the U.S. consistently high for fiscal year 2014 (68.9%); and 3.) Maintaining the Fund’s overall net exposure high (81.6% weighted average net exposure) for fiscal year 2014.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

MACRO ECONOMIC COMMENTARY

In 2014 to date, real estate shares have benefitted from a “goldilocks” scenario of improving growth, a subdued inflation outlook, and an accommodative fixed income market. In the U.S., the current shape of the yield curve is good for property companies and reflects a low inflationary environment. The yield on the U.S. 10-year Treasury began 2014 at approximately 3.0% with the market consensus expectation that interest rates would rise during the year, but instead interest rates have steadily fallen and the yield on the U.S. 10-year is at 2.34% as of October 31st. This has arguably been the result of mixed economic data during the course of the year, including a weather-plagued 1Q14 GDP release, which was revised down by -2.9%, and housing data which has been mixed. More recent data paints a more positive picture, with labor indications supporting a monthly non-farm payroll run-rate exceeding 200,000 and consumer confidence inching higher. Thus, we find ourselves with a combination of gradually improving economic growth but scant evidence of inflation, thus providing the framework for potentially sustained outperformance for U.S. real estate companies, which in our opinion provide attractive current yield and steady earnings growth. Outside the U.S., the stage of economic recovery varies with disparities ranging from the U.K. and Japan, both of which are showing signs of accelerating, to the euro zone which is barely accelerating, to China, which is more clearly decelerating.

REAL ESTATE SECURITIES MARKET COMMENTARY

U.S. real estate securities have had a very strong 2014 to date. U.S. real estate securities, as measured by the long-only MSCI US REIT Index (“RMS”), was +25.4% for calendar year to date performance through October 31st. U.S. property stocks have benefited from a combination of prior negative performance putting them in over-sold territory to begin 2014, a falling 10-year U.S. Treasury yield during the first part of the year, and favorable earnings releases throughout the year. In addition, an active private real estate transaction market is validating pricing of real estate assets in the private markets. Performance was positive in all property sectors.

International real estate stock performance was modestly positive in 2014. As measured by the FTSE EPRA/NAREIT ex US Developed Index, international (non-U.S.) real estate stocks in $USD were modestly positive for calendar year 2014 through October 31st, up +4.75%. The best performing

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

country in $USD in the Asia-Pacific region was Australia, which was up approximately +19.8% because of an accommodative central bank, positive residential fundamentals, and a very active private real estate transactions environment that is compressing real estate cap rates. In the European Region, the U.K. was the best performing market in $USD, up approximately +12.1%. Positive returns have been driven by the London-focused office and residential companies where fundamentals are strong. The worst performing market in $USD on a year to date basis was Japan at -9.7%. Following a year of strong returns in 2013, Japanese stocks have had a difficult performance year in 2014. While operating fundamentals at the property level have been quite encouraging, investors seem concerned over the possible negative economic effects of the consumption tax increase in April 2014 as well as Prime Minster Shinzo Abe’s commitment to follow through on his comprehensive Three Arrows program to revitalize the Japanese economy.

OUTLOOK

Real estate stocks should continue to benefit from a favorable environment of economic growth, low interest rates, limited new supply and improving demand for real estate space. Economic growth is expanding in most of the developed markets around the globe, although the rate of improvement varies dramatically, from a relatively robust U.S. and UK to tepid recoveries in the euro zone and Japan and a decelerating China. Sentiment towards growth has recently been dampened by increased geo-political events, including trade sanctions with Russia and intensified regional conflict in the mid-east. Inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil. This bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its quantitative easing program and likely increasing short-term policy rates next year, the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. This combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth projected by CBRE to be in the 6-8% range for this year and next, dividends growing at about the same pace as earnings, and valuations reasonable, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

Earnings growth projections remain solidly in the 6% to 8% range. Real estate cash flows are notable for their durability as a result of the contractual nature of longer-term leases. Despite global economic growth that continues to be slow and uneven, U.S. real estate cash flows have continued to improve with a high degree of visibility. Our latest U.S. earnings projections indicate a weighted average growth of cash flow per share in the 8% range for 2015 as shown in the following chart. The bulk of these projections are derived from organic or “internal growth” generated by companies’ existing portfolios, although earnings are increasingly bolstered by “external” growth via accretive acquisitions and capital recycling activities.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

From a global perspective, our internal real estate earnings estimates project a weighted average growth of cash flow per share in the 7% range in 2015 as shown in the following chart. The majority of markets are showing an improving earnings growth profile in 2015 as compared to 2014.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

In the United States, valuations are attractive for the “core” property types. On average, U.S. REITs are currently trading at a +6% premium to our current estimates of net asset value (NAV), which we find to be within a long-term “normal” valuation band of -10% to +10%. We estimate that “Core” real estate sectors are trading at a +2% premium to NAV and in particular, residential, malls, industrial and office appear very attractively priced to us, especially, given their improving and/or above-average growth outlook for the next couple of years. Real estate companies are in a favorable valuation zone whereby company management teams can benefit not only from the “internal” growth derived from improving property fundamentals but from the “external“ growth of recycling capital with increasing effectiveness, thereby improving overall earnings growth. The following chart provides relationships to NAV by property type.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

Globally, valuations are at a discount to NAV. Listed property companies, on average, were trading at a -2% discount to our estimate of the companies’ underlying real estate values (NAV). While discounts have narrowed over the course of the year as a result of positive performance of the sector, we believe real estate shares are in the range of reasonably valued to cheap depending on region of the world, property sector, and business model.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

Property companies should continue to offer dividend yield with an average in the 3.5% range. Earnings growth and rising payout ratios are fueling growth in property company dividends. We project dividends will continue to grow in 2015, driven by a combination of improving company cash flows as well as an expansion of dividend pay-out policies, which remains conservative. The average dividend yield for global real estate stocks remains in the 3-4% range and is growing across all geographic regions.

PORTFOLIO POSITIONING TO BEGIN 4Q 2014

Despite a strong first-half of 2014, we believe there is upside potential to select property sectors and regions of the publicly traded real estate securities market at this time. Given the broad and sudden pull-back in public real estate securities stock prices in mid-September combined with the benign interest rate environment globally, the improving economic outlook in the U.S., positive real estate fundamentals particularly in the U.S., UK, and Japan, the attractive valuation of the real estate securities in the stock markets versus the private real estate market valuations, and assuming there is no new dramatically negative macro-economic news that needs to be discounted in the stock prices, we will look to:

1.)	Add high-quality, attractively priced, over-sold U.S. real estate stocks;

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

2.)	Reevaluate, rationalize and focus our positions and net exposures in the Asia-Pacific and European regions; and

3.)	Will not dramatically change net exposure of the Fund.

We begin the fourth quarter with Fund’s gross and net exposure at approximately 143.9% and 75.6%, respectively. Approximately 65.3% of the Fund’s 75.6% net exposure (or 86% of the Fund’s net exposure) is focused in the Americas Region. In the U.S., our largest sector net exposures are in the office and residential sectors. Our office net exposure is largely focused on the supply-constrained Central Business District (CBD) markets with a bias toward the west coast plus mid-town Manhattan. Favorable west coast markets include San Francisco, Seattle, San Diego and west Los Angeles. In the September 2014 stock market pullback, we added to our apartment sector net exposure as the apartment sector got oversold to fund the approximate $700 million Avalon-Bay follow-on equity offering and we believe that apartment sector fundamentals will persist longer than current market expectations. We continue to have directionally modest net exposure in the health care and net lease property types, focusing on stock selection as opposed to directional sector exposure. We decreased our net exposure to the hotel sector in September in advance of potential equity issuance in that sector in the fourth quarter. We remain cautious with a neutral to net short bias on the storage sector. We continue to look for selective relative value investments within the mall and retail sectors.

Outside the U.S., the Asia-Pacific Region represents approximately +7.6% of the Fund’s 75.6% net exposure (or 10% of the Fund’s net exposure). Approximately 44% of the Asia-Pacific exposure is in Japan (+4.4% of the Fund’s net exposure). In Japan, real estate fundamentals continue to improve, and we believe that the negative year to date performance for Japan real estate stocks has created an opportunity for future positive performance. The remainder of the Asia-Pacific Region’s net exposure is largely invested in Australia, where we own three stocks long that are a combination of relative value, residential focus, and possible merger and acquisition. In the European Region, we have and will continue to focus on “alpha opportunities” across the entire region via participating in equity recapitalizations or secondary equity placements. In addition we have interest in companies focused on office, residential and retail assets in Spain and Ireland. We believe those regions and sectors are bottoming out and we believe the valuations may provide a cushion if the marginally improving economic environment in Europe falls off course. The European Region represents approximately 2.8% of the Fund’s 75.6% net exposure (or 3.7% of the Fund’s net exposure).

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

Inevitably, there will be a consolidation or pull-back in the stocks, likely over macro-economic concerns at this point in the real estate cycle. If and when a consolidation occurs, we will do our best to anticipate the pullback, mitigate the return volatility during the consolidation, protect principal, and look for investment opportunities.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES, LLC

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimates, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. There is no assurance that any acquisition deal discussed will be completed, and deals could fail under certain market conditions. Current and future holdings are subject to risk.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 855-520-4CCS (4227).

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, short sales losses are potentially unlimited and the expenses involved with the short strategy may impact the performance of the Fund. With short sales, you risk paying more for a security than you received from its sale. There can be no assurance that the Fund will achieve its stated objectives. The Fund may engage in leveraging and other speculative investment practices which could increase the risk of loss. It may also invest in

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

derivatives, which are often more volatile than other investments and may magnify the Fund’s gain or losses. Real estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund is non-diversified.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of a fund relative to the return of the benchmark index is the fund’s alpha.

Definition of Comparative Index

The Credit Suisse Broad Long/Short Equity Hedge Fund Index (the “Index”) is a subset of the Credit Suisse Hedge Fund Index that measures the aggregate performance of long/short equity funds. Long/short equity funds typically invest in both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions or market capitalizations. Managers typically have the flexibility to shift from value to growth; small to medium to large capitalization stocks; and net long to net short. Managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated than traditional long-only equity funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014
(Unaudited)

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2014
	1 Year	Annualized Inception to Date*†
Institutional Class Shares	7.57%	4.07%
Investor Class Shares	7.32%	3.84%
Credit Suisse Broad Long/Short Equity Hedge Fund Index	7.03%	10.15%

* The CBRE Clarion Long/Short Fund commenced operations on December 30, 2011.

** The graph is based on Investor Class Shares only; performance for Institutional Class Shares would have been higher due to differences in fee structures.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 11.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Sector Weightings† (unaudited)
	Long	Short	Net
Office	22.4%	(2.5)%	19.9%
Residential	19.8	(4.0)	15.8
Diversified	15.3	(2.3)	13.0
Retail	11.0	(1.6)	9.4
Health Care	8.8	0.0	8.8
Industrial	9.3	(1.0)	8.3
Hotel and Resort	8.0	0.0	8.0
Real Estate Operating Company	4.7	0.0	4.7
Diversified Real Estate Activities	3.1	(1.4)	1.7
Specialized	2.6	(5.4)	(2.8)
Exchange Traded Funds	0.0	(10.0)	(10.0)

Total			76.8
Other Assets and Liabilities, Net			23.2

			100.0%

†	As a percentage of the Fund’s Net Assets

SCHEDULE OF INVESTMENTS
REAL ESTATE SECURITIES‡ — 105.0%
COMMON STOCK — 105.0%
	Shares	Value
DIVERSIFIED — 15.3%
American Realty Capital Properties	1,534,416	$13,610,270
Cousins Properties (A)	1,159,799	15,088,985
Green REIT (Ireland) *	4,168,868	6,595,566
Hibernia REIT (Ireland) *	2,750,000	3,773,544
Mirvac Group (Australia)	7,027,216	11,100,226
Nieuwe Steen Investments (Netherlands)	1,064,400	5,287,387
Spirit Realty Capital	1,854,700	22,070,930
Stockland (Australia)	3,558,900	13,279,010
Vornado Realty Trust (A)	202,845	22,207,471

		113,013,389

DIVERSIFIED REAL ESTATE ACTIVITIES — 3.1%
Mitsui Fudosan (Japan)	748,500	23,372,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 8.8%
Health Care REIT	371,400	$26,410,254
Healthcare Realty Trust (A)	757,100	20,040,437
Healthcare Trust of America, Cl A	1,457,800	18,718,152

		65,168,843

HOTEL AND RESORT — 8.0%
Host Hotels & Resorts	808,188	18,838,862
Starwood Hotels & Resorts Worldwide	235,400	18,045,764
Sunstone Hotel Investors (A)	1,458,700	22,332,697

		59,217,323

INDUSTRIAL — 9.3%
DCT Industrial Trust (A)	3,151,220	27,005,955
First Industrial Realty Trust	1,042,500	20,360,025
Prologis	344,709	14,357,130
Prologis Property Mexico (Mexico) *	3,379,600	6,999,502

		68,722,612

OFFICE — 22.4%
Brandywine Realty Trust (A)	1,357,956	20,953,261
Douglas Emmett (A)	1,079,054	30,353,789
Highwoods Properties (A)	659,925	28,290,985
Investa Office Fund (Australia)	4,584,000	14,360,801
Kilroy Realty (A)	510,800	34,601,592
SL Green Realty (A)	321,521	37,199,980

		165,760,408

REAL ESTATE OPERATING COMPANY — 4.7%
Hispania Activos Inmobiliarios SAU (Spain) *	266,654	3,274,739
Hongkong Land Holdings (Hong Kong)	2,065,800	14,398,626
LEG Immobilien (Germany) *	143,150	9,875,321
Swire Properties (Hong Kong)	2,315,700	7,420,249

		34,968,935

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value
RESIDENTIAL — 19.8%
American Residential Properties *	542,555	$10,308,545
Camden Property Trust	304,800	23,369,016
Equity Residential (A)	541,500	37,666,740
Post Properties	265,114	14,830,477
Sun Communities (A)	324,696	18,822,627
UDR (A)	1,362,633	41,192,395

		146,189,800

RETAIL — 11.0%
CBL & Associates Properties	782,100	14,961,573
DDR	981,075	17,796,701
Hammerson (United Kingdom)	1,897,620	18,608,284
Kite Realty Group Trust	572,400	14,819,436
Macerich	214,108	15,094,614

		81,280,608

SPECIALIZED — 2.6%
EPR Properties (A)	341,800	19,174,980

TOTAL COMMON STOCK (Cost $690,152,579)		776,869,823

TOTAL INVESTMENTS — 105.0% (Cost $690,152,579)		$776,869,823

SECURITIES SOLD SHORT — (28.2)%
REAL ESTATE SECURITIES‡ — (18.2)%
COMMON STOCK — (18.2)%
DIVERSIFIED — (2.3)%
WP Carey	(253,982)	(17,199,661)

DIVERSIFIED REAL ESTATE ACTIVITIES — (1.4)%
Wharf Holdings (Hong Kong)	(1,425,400)	(10,531,765)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value
INDUSTRIAL — (1.0)%
Segro (United Kingdom)	(1,178,000)	$(7,164,634)

OFFICE — (2.5)%
Piedmont Office Realty Trust, Cl A	(972,731)	(18,919,618)

RESIDENTIAL — (4.0)%
American Campus Communities	(377,894)	(14,839,897)
Mid-America Apartment Communities	(211,363)	(14,934,910)

		(29,774,807)

RETAIL — (1.6)%
Acadia Realty Trust	(372,572)	(11,624,246)

SPECIALIZED — (5.4)%
Extra Space Storage	(372,284)	(21,652,038)
Plum Creek Timber	(443,800)	(18,200,238)

		(39,852,276)

TOTAL COMMON STOCK (Proceeds $123,429,158)		(135,067,007)

EXCHANGE TRADED FUNDS — (10.0)%
CurrencyShares Australian Dollar Trust	(156,176)	(13,765,353)
CurrencyShares Euro Trust *	(197,300)	(24,364,577)
CurrencyShares Japanese Yen Trust *	(411,398)	(35,647,636)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $77,569,710)		(73,777,566)

TOTAL SECURITIES SOLD SHORT — (28.2)% (Proceeds $200,998,868)		$(208,844,573)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Percentages are based on Net Assets of $739,567,554.

‡	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.
*	Non-income producing security.
(A)	All or a portion of this security has been committed as collateral for securities sold short as of October 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $690,152,579)	$776,869,823
Cash	17
Deposits with Prime Broker for Securities Sold Short	190,826,169
Receivable for Investment Securities Sold	21,321,585
Receivable for Capital Shares Sold	1,622,674
Dividends and Interest Receivable	441,489
Dividend Tax Reclaim Receivable	41,617
Prepaid Expenses	25,434

Total Assets	991,148,808

Liabilities:
Securities Sold Short, at Value (Proceeds $200,998,868)	208,844,573
Foreign Currency Overdraft, at Value (Proceeds $1,976)	1,964
Payable to Prime Broker	35,800,848
Payable for Investment Securities Purchased	4,717,162
Payable due to Adviser	747,664
Payable for Capital Shares Redeemed	556,504
Stock Loan Fees Payable	526,768
Shareholder Servicing Fees Payable	174,838
Payable due to Administrator	60,591
Distribution Fees Payable (Investor Class Shares)	5,284
Payable due to Trustees	4,113
Chief Compliance Officer Fees Payable	2,534
Other Accrued Expenses	138,411

Total Liabilities	251,581,254

Net Assets	$739,567,554

Net Assets Consist of:
Paid-in Capital	$677,684,572
Accumulated Net Investment Loss	(925,428)
Accumulated Net Realized Loss on Investments and Securities Sold Short	(16,102,181)
Net Unrealized Appreciation on Investments and Securities Sold Short	78,871,539
Net Unrealized Appreciation on Foreign Currency Translation	39,052

Net Assets	$739,567,554

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($722,918,063 ÷ 66,448,105 shares)	$10.88

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($16,649,491 ÷ 1,532,481 shares)	$10.86

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENT OF OPERATIONS

Investment Income
Dividend Income (Less Foreign Taxes Withheld of $191,292)	$19,852,114
Interest Income	2,262,033

Total Investment Income	22,114,147

Expenses:
Investment Advisory Fees	8,259,083
Administration Fees	678,586
Shareholder Servicing Fees (Institutional Class Shares)	375,039
Shareholder Servicing Fees (Investor Class Shares)	14,992
Distribution Fees (Investor Class Shares)	193,179
Trustees’ Fees	16,800
Chief Compliance Officer Fees	12,018
Dividend Expense on Securities Sold Short (See Note 2)	8,028,175
Prime Broker Fees (See Note 2)	6,421,113
Transfer Agent Fees	240,654
Custodian Fees	112,303
Professional Fees	83,341
Registration Fees	62,804
Printing Fees	52,448
Insurance and Other Expenses	23,862

Total Expenses	24,574,397
Less: Fees Paid Indirectly	(1,331)

Net Expenses	24,573,066

Net Investment Loss	(2,458,919)

Net Realized Gain on Investments	19,854,009
Net Realized Loss on Securities Sold Short	(26,017,645)
Net Realized Loss on Foreign Currency Transactions	(52,821)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	61,722,846
Net Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	(3,411,148)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	33,535

Net Realized and Unrealized Gain on Investments	52,128,776

Net Increase in Net Assets Resulting from Operations	$49,669,857

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net Investment Loss	$(2,458,919)	$(5,791,777)
Net Realized Gain/(Loss) on Investments, Securities Sold Short and Foreign Currency Transactions	(6,216,457)	12,051,207
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Securities Sold Short and Foreign Currency Translation	58,345,233	12,436,825

Net Increase in Net Assets Resulting from Operations	49,669,857	18,696,255

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(3,421,034)	–
Investor Class Shares	(148,736)	–

Total Net Investment Income	(3,569,770)	–

Realized Gains
Institutional Class Shares	(4,300,975)	(4,376,756)
Investor Class Shares	(545,203)	(711,218)

Total Net Realized Gains	(4,846,178)	(5,087,974)

Return of Capital
Institutional Class Shares	(1,813,416)	–
Investor Class Shares	(225,379)	–

Total Return of Capital	(2,038,795)	–

Total Dividends and Distributions	(10,454,743)	(5,087,974)

Capital Share Transactions(1)
Institutional Class Shares
Issued	254,793,136	356,456,745
Reinvestment of Distributions	8,681,612	3,810,453
Redemption Fees	13,092	10,297
Redeemed	(113,967,919)	(67,300,658)

Increase from Institutional Class Shares Capital Share Transactions	149,519,921	292,976,837

Investor Class Shares
Issued	83,402,233	83,964,850
Reinvestment of Distributions	787,832	627,164
Redemption Fees	31,278	65,232
Redeemed	(151,929,681)	(64,851,305)

Increase/(Decrease) from Investor Class Shares Capital Share Transactions	(67,708,338)	19,805,941

Net Increase From Capital Share Transactions	81,811,583	312,782,778

Total Increase in Net Assets	121,026,697	326,391,059

Net Assets:
Beginning of Year	618,540,857	292,149,798

End of Year (including accumulated net investment loss of $925,428 and $3,999,438, respectively)	$739,567,554	$618,540,857

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Class Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Period	$10.31	$9.91	$10.00

Income from Operations:
Net Investment Loss(1)	(0.03)	(0.11)	(0.21)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.78	0.61	0.12

Total from Operations	0.75	0.50	(0.09)

Redemption Fees	–	–	–

Dividends and Distributions from:
Net Investment Income	(0.06)	–	–
Net Realized Gains	(0.08)	(0.10)	–
Net Return of Capital	(0.04)	–	–

Total Dividends and Distributions	(0.18)	(0.10)	–

Net Asset Value, End of Period	$10.88	$10.31	$9.91

Total Return †	7.57%	5.04%	(0.90	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$722,918	$542,211	$236,818
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	3.70%	4.01%	4.98%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	3.70%	4.01%	4.99%**
Ratio of Net Investment Loss to Average Net Assets	(0.34)%	(1.13)%	(2.50)%**
Portfolio Turnover Rate	131%	192%	90%***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.51%, 1.51% and 1.64%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Investor Class Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Period	$10.27	$9.90	$10.00

Income from Operations:
Net Investment Loss(1)	(0.07)	(0.16)	(0.27)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.80	0.62	0.17

Total from Operations	0.73	0.46	(0.10)

Redemption Fees	–	0.01	–

Dividends and Distributions from:
Net Investment Income	(0.02)	–	–
Net Realized Gains	(0.08)	(0.10)	–
Net Return of Capital	(0.04)	–	–

Total Dividends and Distributions	(0.14)	(0.10)	–

Net Asset Value, End of Period	$10.86	$10.27	$9.90

Total Return †	7.32%	4.74%	(1.00	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$16,650	$76,330	$55,332
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	3.89%	4.34%	5.33%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	3.89%	4.34%	5.33%**
Ratio of Net Investment Loss to Average Net Assets	(0.65)%	(1.55)%	(3.27)%**
Portfolio Turnover Rate	131%	192%	90%***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.71%, 1.84% and 1.99%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the CBRE Clarion Long/Short Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income, while attempting to preserve capital and mitigate risk by employing hedging strategies, primarily short selling. The Fund is non-diversified and seeks to achieve its objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”) utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, as a general matter, the Fund expects its investments to be primarily in equity securities issued by U.S. companies. However, the Fund may invest up to 50% of its assets in securities of non-U.S. issuers, including emerging market issuers, denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund currently offers Institutional Class and Investor Class shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

(Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2014, all of the Fund’s investments and securities sold short were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2014, there were no transfers among levels. During the year ended October 31, 2014, there were no Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the year.

During the year ended October 31, 2014, there have been no significant changes to the Fund’s fair valuation methodologies.

Securities Sold Short — The Fund engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statement of Assets and

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on securities sold short. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value of the securities sold short.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin that is financed by the prime broker.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2014 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$170,600,236	$122,576,169	2.11%	$2,591,038

The interest paid is included in Prime Broker Fees on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 2 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2014, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2014, the Fund received $13,092 and $31,278 in redemption fees for the Institutional Class Shares and Investor Class Shares, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $120,000 for the Fund, plus $15,000 per additional class, or the Fund’s pro rata share of an asset based fee calculated based on the aggregate average daily net assets of the Fund and the CBRE Clarion Global Infrastructure Value Fund according to the following fee schedule: 0.12% on the first $250 million, 0.10% on assets between $250 million and $500 million, 0.08% on assets between $500 million and $750 million and 0.06% on assets in excess of $750 million.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2014, the Institutional Class Shares and Investor Class Shares incurred $375,039 and $14,992 of shareholder servicing fees, an effective rate of 0.06% and 0.02%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2014, the Fund incurred $193,179 of distribution fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2014, the Fund earned cash management credits of $1,331, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, dividend and prime broker fees on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.64% and 1.99% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.64% and 1.99% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015. For the year ended October 31, 2014, there were no expenses available to be recaptured.

6.	Share Transactions

	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Institutional Class Shares
Issued	24,094,828	34,906,027
Reinvestment of Distributions	886,936	384,557
Redeemed	(11,118,836)	(6,600,636)

Increase in Institutional Class Shares	13,862,928	28,689,948

Investor Class Shares
Issued	8,300,283	8,199,876
Reinvestment of Distributions	80,948	63,531
Redeemed	(14,278,241)	(6,421,048)

Increase/(Decrease) in Investor Class Shares	(5,897,010)	1,842,359

Net Increase in Shares Outstanding	7,965,918	30,532,307

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government, short-term investments, short sales and purchases to

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

cover, for the year ended October 31, 2014 were $721,033,940 and $682,036,308, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The Fund maintains a December 31st year end for tax purposes. Amounts disclosed in the Fund’s fiscal year ended October 31, 2014 financial statements, with respect to Federal income tax disclosure, are based on the facts as of October 31, 2014 and are subject to change.

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the tax treatment of certain investments in REITs, net operating losses, passive foreign investment companies and foreign currency realized gain/(loss) have been reclassified to/from the following accounts:

Increase/ (Decrease) in Accumulated Net Investment Loss	Increase/ (Decrease) in Accumulated Net Realized Loss	Increase/ (Decrease) in Paid-In Capital
$11,141,494	$(9,101,754)	$(2,039,740)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2014	$3,569,770	$4,846,178	$2,038,795	$10,454,743
2013	–	5,087,974	–	5,087,974

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,442,623
Capital Loss Carryforwards Long-Term	(12,771,008)
Late-Year Loss Deferral	(823,528)
Unrealized Appreciation	72,034,895

Total Distributable Earnings	$61,882,982

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short, held by the Fund at October 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$697,028,274	$94,868,838	$(15,027,289)	$79,841,549

9.	Concentration/Risks:

The Fund concentrates its investments in the real estate sector. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as casualty or condemnation losses; fluctuations in rental income, declines in real estate values and other risks related to local or general economic conditions; increases in operating costs and property taxes, potential environmental liabilities, changes in zoning laws and regulatory limitations on rent. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

10.	Other:

At October 31, 2014, 46% of Institutional Class Shares total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. The shareholders are comprised of omnibus accounts that are held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

11.	Change of Independent Registered Public Accounting Firm:

The Fund has selected BBD, LLP (“BBD”) to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2014. The decision to select BBD was recommended by the Fund’s Audit Committee on October 2, 2014 and was approved by the Fund’s Board of Trustees on October 2, 2014. During the Fund’s fiscal years ended October 31, 2012 and October 31, 2013, neither the Fund, its portfolio, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Ernst & Young LLP (“E&Y”). The decision not to renew the engagement of E&Y, effective upon its completion of its audit for the fiscal year ended October 31, 2013, and to select BBD was recommended by the Fund’s Audit Committee and approved by the Fund’s Board of Trustees. E&Y’s report on the Fund’s financial statements for the fiscal years ended October 31, 2012 and October 31, 2013 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended October 31, 2012 and October 31, 2013 (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

12.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CBRE Clarion Long/Short Fund and the Board of Trustees of the Advisors’ Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Clarion Long/Short Fund (the “Fund”), a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2013 and the financial highlights for the period ended October 31, 2012 and the year ended October 31, 2013 were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on such financial statement and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Long/Short Fund as of October 31, 2014, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 30, 2014

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THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005-January 2007).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2014

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,048.20	3.39%	$17.50
Investor Class	1,000.00	1,046.20	3.55%	18.31

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,008.12	3.39%	$17.16
Investor Class	1,000.00	1,007.31	3.55%	17.96

* Expenses are equal to the Fund’s annualized expense ratio, including dividend expense and prime broker fees on short sales, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

CBRE Clarion Long/Short Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.